UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                                                                   October 20, 2011

Piedmont Natural Gas Company, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	1-6196	56-0556998

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4720 Piedmont Row Drive, Charlotte, North Carolina	28210

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                704-364-3120

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 17 and 18, 2011, Piedmont Natural Gas Company, Inc. (Piedmont) will be providing a presentation to various institutional investors. The presentation, which will be available on Piedmont’s website on November 17, 2011, is attached hereto as Exhibit 99.1.

On October 20, 2011, Piedmont’s Board of Directors set a record date of January 3, 2012, for Piedmont’s 2012 Annual Meeting of Shareholders scheduled for March 8, 2012.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Piedmont Natural Gas Investor Update November 17-18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc.

November 17, 2011	By:	Jane Lewis-Raymond
Name: Jane Lewis-Raymond
Title: Senior Vice President, General Counsel, Corporate
Secretary and Chief Compliance and Community Affairs
Officer